PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT made this 13th day of June, 1997 by and between BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, INC., a health service corporation organized under the laws of the State of New Jersey (the "Guarantor"), and SUMMIT BANK, a banking institution of the State of New Jersey (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, the Guarantor presently owns approximately 50% of the issued and outstanding capital stock of CareAdvantage, Inc. (the "Borrower"); and

     WHEREAS, the Guarantor, the Borrower and the Bank have entered into a Credit Agreement dated the date hereof (the "Credit Agreement") pursuant to which the Bank has agreed to extend credit and make loans to the Borrower in the maximum principal amount of $3,000,000; and

     WHEREAS, in order to induce the Bank to enter into the Credit Agreement and make the loans provided therein, the Guarantor has agreed to guaranty the prompt and complete payment thereof and to provide collateral security therefor.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

     1.1 Definitions. Unless otherwise defined herein, words and terms defined in the Credit Agreement shall have the same meaning when used herein.

                                   ARTICLE II

     2.1 Collateral. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations and in order to induce the Bank to enter into the Credit Agreement and, pursuant thereto, make the Loans and Advances described therein, the Guarantor hereby pledges, hypothecates, conveys, assigns, mortgages, transfers, delivers, and grants to the Bank a first lien security interest in all of the Guarantor's right, title and interest in and to the following (all of which being hereinafter collectively called the "Collateral"):

     (a) (i) the Government Securities listed on Schedule I attached hereto and incorporated herein by reference (the "Schedule of Collateral") and (ii) any other Government Securities which may be set forth on any amendment, modification or supplement to the Schedule of Collateral (collectively, the "Pledged Collateral");

     (b) any and all other moneys, securities, drafts, notes and other property of any kind of the Guarantor, now or hereafter held or received by or in transit to the Bank from or for the Guarantor, or which may now or hereafter be in the possession of the Bank, or as to which the Bank may now or hereafter control possession, by documents of title or otherwise, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any and all deposits, general or special, balances, sums, proceeds and credits of the Guarantor, and all rights and remedies which the Guarantor might exercise with respect to any of the foregoing but for this Agreement; and

     (c)  all  proceeds,   including   Payments  and  Redemption   Proceeds  (as
hereinafter defined), of the foregoing.

     2.2. Certain Rights. All Collateral heretofore, herein or hereafter given or granted to the Bank shall secure the Obligations and shall remain in full force and effect until such time as (i) the Obligations have been fully and irrevocably paid in full and (ii) the Credit Agreement has been terminated and the Bank has no further obligation to make any Advance thereunder. The Bank shall not be required to proceed against any or all of the Collateral before proceeding directly against the Guarantor.

     2.3 Further Documentation. At any time and from time to time upon the Bank's written request and at the Guarantor's sole expense, the Guarantor shall deliver to the Bank all such other endorsements, instruments or other documents as the Bank may reasonably request in order for it to obtain the full benefit of this Agreement and the rights and powers herein granted.

     2.4 Custodian. The parties hereto acknowledge and agree that some or all of the Pledged Collateral may be held by the Custodian on behalf of and for the benefit of the Bank pursuant to the Custody Agreement. Any transfer or delivery of the Pledged Collateral by the Guarantor or any other party to the Custodian shall be deemed for all purposes to be a transfer and delivery to the Bank.

     2.5 Payments; Redemption Proceeds.

     (a) The Guarantor shall instruct, and hereby irrevocably authorizes the Bank and/or the Custodian to instruct, each issuer or paying agent of each item of Pledged Collateral to pay directly to the Bank (i) any and all payments of principal or interest or any non-cash proceeds, certificates, options or rights, in respect of, in addition to, in substitution of, in exchange for,


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

or as proceeds from the sale of, any Pledged Collateral (all of the foregoing being hereinafter collectively referred to as "Payments") and (ii) any and all redemption proceeds, liquidation proceeds, payments upon final maturity or other similar distribution proceeds (regardless of whether any of the foregoing are in the form of cash or other property), in respect of, in addition to, in substitution of, in exchange for, or as proceeds from the sale of, any Pledged Collateral (all of the foregoing being hereinafter collectively referred to as "Redemption Proceeds"), in each case to be held by the Bank in accordance with the terms of this Agreement.

     (b) The Bank shall waive its right to receive all Payments and Redemption Proceeds, or if received by the Bank, shall remit all Payments and Redemption Proceeds to the Guarantor, in each case, so long as (i) the Bank shall receive an itemized list of such Payments and Redemption Proceeds not later than five days prior to the date of payment thereof (it being agreed that it shall not be necessary to deliver such list so long as the payment dates of such Payments and Redemption Proceeds are fully set forth on the Schedule of Collateral), (ii) no Default or Event of Default exists under any of the Loan Documents and (iii) after giving effect thereto, the aggregate principal amount of Loans then outstanding does not exceed the Borrowing Base.

     (c) If (i) a Default or an Event of Default exists under any of the Loan Documents or (ii) the aggregate principal amount of Loans then outstanding exceeds the Borrowing Base, then, upon each such event and at all times thereafter, the Bank is irrevocably authorized to receive and hold all Payments and all Redemption Proceeds as additional Collateral and/or apply such Payments or Redemption Proceeds against the Obligations in such manner as the Bank shall determine in its sole discretion. In any such event, any Payments or Redemption Proceeds received by the Guarantor shall be held by the Guarantor as the Bank's agent and in trust on behalf of and for the benefit of the Bank and shall be delivered forthwith to the Bank in the exact form received, with the endorsement of the Guarantor when necessary, to be held by the Bank in accordance with the terms of this Agreement.

     2.6 Voting Rights. So long as no Default or Event of Default exists under any of the Loan Documents, the Guarantor shall have the right to vote the Pledged Collateral and to give consents, waivers and ratifications in respect of the Pledged Collateral, provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the value of the Pledged Collateral.

     2.7 Substitution or Release of Collateral.

     At any time and from time to time during the term of this Agreement, upon prior written notice to the Bank, the

Guarantor shall have the right to add or substitute additional Government Securities to or for any or all of the Government Securities then held by the Bank as part of the Pledged Collateral or to request the release of all or any part of the Pledged Collateral, provided that:

     (a) The Guarantor shall deliver a written notice to the Bank setting forth a list of the Government Securities to be released and/or the Government Securities to be substituted therefor or added thereto, as the case may be, and, in each case, the Fair Market Value thereof, together with a revised Schedule of Collateral after giving effect thereto;

     (b) The sum of (i) the principal amount of the Term Loan then outstanding plus (ii) the Commitment, does not exceed the Borrowing Base after giving effect to such release, substitution or addition of Pledged Collateral; and

     (c) No Default or Event of Default exists under any of the Loan Documents.

     2.8 Rights of the Bank. The Bank shall not be liable for failure to collect or realize upon the Obligations or any security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Collateral held by the Bank may, if an Event of Default has occurred and is continuing, be registered in the name of, or delivered to, the Bank or its nominee, and the Bank or its nominee may thereafter without notice, receive any and all Payments and Redemption Proceeds, exercise all voting and other rights at any meeting of any issuer issuing any of the Pledged Collateral and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer issuing any of such Pledged Collateral or upon the exercise by any such issuer or the Bank of any right, privilege or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                                   ARTICLE III

     3.1 Representations and Warranties. The Guarantor represents and warrants to the Bank as follows:

     (a) The Guarantor is the legal and beneficial owner of, and has good and marketable title to, the Collateral, subject to no lien or other encumbrance except the lien created by this Agreement.

     (b) The pledge, assignment and delivery of the Pledged Collateral to the Bank creates a valid first lien on and a first perfected security interest in such Pledged Collateral in favor of the Bank, subject to no prior lien or to any agreement purporting to grant to any other party a lien on the property or assets of the Guarantor which would include the Collateral. All action necessary to protect and perfect such security interest in the Pledged Collateral has been taken and shall remain in effect during the term of this Agreement.

                                   ARTICLE IV

     4.1 Covenants. The Guarantor covenants and agrees that until all the Obligations have been satisfied and paid in full and the Credit Agreement has been terminated and the Bank has no further obligation to make any Advance thereunder, the Guarantor will comply with the following covenants:

     (a) The Guarantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. Except as otherwise provided in Section 2.7 hereof, the Guarantor will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof, nor will it create, incur or permit to exist any lien or encumbrance with respect to any of the Collateral or any interest therein or any proceeds thereof, except for the lien provided by this Agreement.

     (b) The Guarantor will furnish to the Bank, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Bank may reasonably request, all in reasonable detail. The Guarantor will immediately advise the Bank, in complete detail (1) of any lien asserted or claim made against any of the Collateral, (2) of any material change in the composition of the Collateral and
(3) of the occurrence of any other event which would have a material adverse affect on the aggregate value of the Collateral or on the security interest created hereunder.

     (c) The Guarantor will defend the Bank's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

     4.2 Power of Attorney.

     (a) The Guarantor hereby irrevocably constitutes and appoints the Bank, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Guarantor and in the name of the Guarantor or in its own name, from time to time in the Bank's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Bank the power and right, on behalf of the Guarantor without notice to or assent by the Guarantor to do the following:

          (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under or in connection with any Collateral and, in the name of the Guarantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Bank for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

          (iii) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Bank or as the Bank shall direct; to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; to defend any suit, action or proceeding brought against the Guarantor with respect to any Collateral; to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; and generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank's option and the Guarantor's expense, at any time or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Guarantor might do.

     (b) The Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, the Bank agrees that it will not exercise the aforesaid power of attorney unless and until an Event of Default has occurred hereunder.

     (c) The powers conferred on the Bank hereunder are solely to protect the interests of the Bank in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of the officers, employees or agents of the Bank shall be responsible to the Guarantor for any act or failure to act, except for their respective gross negligence or willful misconduct.

     (d) The Guarantor also authorizes the Bank at any time following an Event of Default to execute any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                                    ARTICLE V

     5. Events of Default. Each of the following shall constitute an Event of Default hereunder.

     (a) The occurrence of any Event of Default under the Credit Agreement, the Notes or any of the other Loan Documents;

     (b) If any representation or warranty made by or on behalf of the Guarantor contained in the Loan Documents or in any document furnished in compliance with the Loan Documents is false or incorrect in any material respect when made; or

     (c) If the Guarantor shall default in the performance or observance of any covenant or agreement contained in this Agreement and such default is not cured or remedied within ten days after notice thereof.

                                   ARTICLE VI

     6. Remedies. (a) Upon the occurrence of an Event of Default or in the event that any portion of the Obligations shall have been declared due and payable (whether at the stated maturity, by acceleration or otherwise), the Bank may, without demand of performance or other demand, advertisement or notice of any kind, immediately set off any or all of the Obligations against any of the Collateral or any other property of the Guarantor which may now or hereafter be in the possession or control of the Bank or the Custodian or any party acting on their behalf, and such right of setoff shall be deemed to have been exercised immediately upon the occurrence of such Event of Default even though such setoff is not noted on the Bank's records until a later time. Without limiting the generality of the foregoing, the Guarantor agrees that upon the occurrence of an Event of Default, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Guarantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity or redemption in the Guarantor which right or equity is hereby expressly waived or released. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part, of the Obligations in such order as the Bank may elect. The Guarantor agrees that the Bank need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Bank shall have all the rights and remedies to which it may be entitled under applicable law, including without limitation, all rights and remedies of a secured party under the Uniform Commercial Code of the State of New Jersey. The Guarantor shall be liable for the deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which the Bank are entitled hereunder, including the fees of any attorneys employed by the Bank to collect such deficiency.

     (b) The Guarantor further agrees to do or cause to be done all such reasonable acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, order, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Guarantor's expense. The Guarantor further agrees that a breach of any of the covenants contained in this paragraph will cause irreparable injury to the Bank, and the Bank has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against the Guarantor, and the Guarantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

                                   ARTICLE VII

     7.1 Notice. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be in writing (including telexed, telecopied or telegraphic communication) and mailed (by first class, United States mail, postage prepaid), telexed, telecopied, telegraphed or hand delivered to the respective parties, at the addresses set forth in the Credit Agreement, or to such changed address as may be fixed by notice. All such notices and other communications shall be effective when received by the party to whom properly addressed, the written receipt by any employee of any such party constituting sufficient evidence of such receipt.

     7.2 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     7.3 Amendment. No modification, amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the party granting such modification, amendment or waiver, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     7.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, all future holders of the Obligations and their respective successors and assigns.

     7.5 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     7.6 Counterparts. This Agreement may be executed by the parties hereto on any number of separate counterparts and all such counterparts taken together shall constitute one and the same instrument.

     7.7 Governing Law; No Third Party Rights. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the law of the State of New Jersey. This Agreement is solely for the benefit of the parties hereto and the Custodian and their respective successors and assigns, and no other person shall have any right, benefit, priority or interest in, under or because of the existence of, this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

 ATTEST:                                    BLUE CROSS AND BLUE SHIELD OF
                                            NEW JERSEY, INC.

 By:______________________________   By:_________________________________
      Name:                              Name:
      Title:                             Title:

                                         SUMMIT BANK

                                     By:__________________________________
                                         Name:
                                         Title:


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

                                   SCHEDULE I

                                                                        INTEREST
CUSIP         DESCRIPTION         RATE          MATURITY          PAYMENT DATES
-----         -----------         ----          --------          -------------
31359CBK0      $5M FNMA           8.00%         4/13/05            4/13, 10/13


                                      -11-